                                                                   Exhibit 10.37

                          SIXTH MODIFICATION AGREEMENT


         BY THIS SIXTH MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 19th day of October, 1999, BANK ONE, ARIZONA, NA, a national banking association, as administrative agent for the Banks (as hereinafter defined) (the "Administrative Agent"), and SIMULA, INC., an Arizona corporation (the "Company"), all present and future Subsidiaries of the Company (with the Company, the "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

                                    RECITALS:

         A. Borrower, the Administrative Agent, the Issuing Bank and the "Banks" named therein entered into that Senior Credit Agreement dated November 6, 1998 to provide financial accommodations to the Borrower as provided therein (as modified from time to time, including without limitation by that Modification Agreement dated as of February 12, 1999, that Second Modification Agreement dated as of April 28, 1999, that Third Modification Agreement dated as of June 23, 1999, that Fourth Modification Agreement dated July 29, 1999 and that Fifth Modification Agreement dated September 29, 1999, the "Senior Credit Agreement").

         B. Borrower and the Administrative Agent, with the consent of the Banks and the Issuing Bank, desire to modify the Senior Credit Agreement as set forth herein.

         C. All undefined capitalized terms used herein shall have the meaning given them in the Senior Credit Agreement.

                                   AGREEMENT:

SECTION 1.  ACCURACY OF RECITALS.

         Borrower acknowledges the accuracy of the Recitals.

SECTION 2.  MODIFICATIONS OF LOAN DOCUMENTS; OTHER AGREEMENTS.

         2.1 The following definitions in Section 1.1 of the Senior Credit Agreement are hereby amended to read as follows:

                  "Pricing Adjustment Date" means that date by which both the Compliance Date and the date on which the aggregate outstanding principal balance of the RLC is reduced to a balance below $20,000,000 by Borrower shall have occurred.

                  "RLC Commitment" means Twenty-Three Million and No/100 Dollars ($23,000,000.00).

                  2.2 Section 1.1 of the Senior Credit Agreement is hereby amended by the addition of the following definitions:

                  "CCAC" means Coach and Car Acquisition Corp., a Nevada corporation.

                  "CCAC Note": See Section 4.1(e).

                  "CCAC Pledge Agreement": See Section 4.1(d).

                  "CCAC Pledgor" means Scott Miller.

                  "CCAC Security Agreement": See Section 4.1(e).

                  "Coach" means Coach and Car Equipment Corporation, an Arizona corporation.

                  "Commitment Fee": See Section 3.2(e).

                  "Sale Security Agreement":  See Section 4.1(e).

         2.3 Section 1.1 of the Senior Credit Agreement is hereby amended by the deletion of the following definitions:

                  Rail Credit Fee.
                  RLC Adjustment Date.

         2.4 Section 3.2(e) of the Senior Credit Agreement is hereby amended to read as follows:

                  (e) Commitment Fee. Company agrees to pay the Administrative Agent for distribution to the Banks a monthly fee (the "Commitment Fee") in the amount of $150,000.00 in advance on the first day of each month, commencing November 1, 1999 until all Loans have been paid in full, the Obligation has been satisfied and fulfilled by Borrower to the satisfaction of the Banks, the RLC Commitment has been terminated and any obligations outstanding under any agreement as to any interest rate swap cap, collar or any similar transaction or any master agreement related thereto to which any Bank, or an Affiliate of any Bank, and Borrower is a party have been satisfied in full. The Commitment Fee shall be distributed by the Administrative Agent as follows: 80.0% to Bank One and 20.0% to Imperial.

         2.5 Section 4.1 of the Senior Credit Agreement is hereby amended by the addition of the following Paragraphs (d) and (e):

                  (d) So long as any Loan is outstanding, Company shall cause such Loan and Borrower's obligations under this Senior Credit Agreement to be secured at all times by a valid and effective pledge and irrevocable proxy security agreement (the "CCAC Pledge Agreement"), duly executed and delivered by the CCAC Pledgor, together with the stock related thereto and any other documents reasonably requested by the Administrative Agent, granting the Administrative Agent on behalf of the Banks and the Issuing Bank a valid and enforceable security interest in the stock owned by the CCAC Pledgor of CCAC, subject to no prior Lien other than Permitted Liens.

                  (e) So long as any Loan is outstanding, Coach shall cause such Loan and Borrower's obligations under this Senior Credit Agreement to be secured at all times by a valid and effective security agreement (the "Sale Security Agreement"), granting the Administrative Agent for the benefit of the Banks and the Issuing Bank a valid and enforceable security interest in Coach's right, title and interest in (i) that $9,996,000 promissory note (the "CCAC Note") delivered by CCAC to Coach in payment for the purchase by CCAC of the Discontinued Operations and
         (ii) that security agreement delivered by CCAC to Coach, granting the Company a security interest in the assets of Coach purchased by CCAC, and such other documents delivered to Coach to secure and/or guarantee CCAC's obligations to Coach under the CCAC Note (collectively, the "CCAC Security Agreement").

         2.6 Section 7.19 of the Senior Credit Agreement is hereby amended to read as follows:

                  7.19 Proceeds from any Asset Sale. The proceeds received by Borrower from the sale of any of its assets shall be applied at the direction of the Banks to payments among principal, interest, fees, late charges and charges at the sole and absolute discretion of the Banks.

         2.7 Schedule 1.1 of the Senior Credit Agreement is hereby amended to read as attached hereto.

         2.8 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantors is materially incomplete, incorrect, or misleading as of the date hereof.

         2.9 Each reference in the Credit Documents to any of the Credit Documents is hereby amended to be a reference to such document as modified herein.

SECTION 3.  RATIFICATION OF CREDIT DOCUMENTS AND COLLATERAL.

         The Credit Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Credit Documents shall remain as security for the Loans and the obligations of Borrower in the Credit Documents.

SECTION 4.  BORROWER REPRESENTATIONS AND WARRANTIES.

         Company and each Co-Borrower to the extent applicable represents and warrants to the Banks:

         4.1 No default or event of default under any of the Credit Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Credit Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to the Banks in connection with the Loans from the most recent financial statement received by the Banks.

         4.3 Each and all representations and warranties of Borrower in the Credit Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loans or the Credit Documents as modified herein.

         4.5 The Credit Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Credit Documents as modified herein. The execution and delivery of this Agreement and the performance of the Credit Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5.  BORROWER COVENANTS.

         Borrower covenants with the Banks:

         5.1 Borrower shall execute, deliver, and provide to the Administrative Agent such additional agreements, documents, and instruments as reasonably required by the Banks to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and absolutely and forever releases and discharges the Administrative Agent and the Banks and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured, (i) in respect of the Loans, the Credit Documents, or the actions or omissions of the Administrative Agent or the Banks in respect of the Loans or the Credit Documents and (ii) arising from events occurring prior to the date of this Agreement.

SECTION 6.        CONDITIONS PRECEDENT.

         The agreements of the Banks and the Administrative Agent and the modifications contained herein shall not be binding upon the Banks until the Banks have executed and delivered this Agreement and the Administrative Agent has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to the Administrative Agent and shall be subject to approval by the Administrative Agent:

         6.1 An original of this Agreement fully executed by the Borrower and all Guarantors;

         6.2 An original of the fully executed CCAC Pledge Agreement together with the original stock certificates as to CCAC.

         6.3 An original of the Sale Security Agreement fully executed by Coach, together with the original CCAC Note fully endorsed to the Administrative Agent and a copy of the CCAC Security Agreement and an assignment by Coach to the Administrative Agent of the UCC-1 Financing Statement delivered by CCAC to Coach.

         6.4 Such monies as necessary to reduce the outstanding principal balance of the RLC to an amount not exceeding the RLC Commitment as amended herein.

         6.5 Such resolutions or authorizations and such other documents as the Administrative Agent may require relating to the existence and good standing of each Borrower and Guarantor the authority of any person executing this Agreement or other documents on behalf of each Borrower and Guarantor; and

         6.6 Payment of all the internal and external costs and expenses incurred by the Administrative Agent and the Banks in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).

SECTION 7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

         The Credit Documents as modified herein contain the complete understanding and agreement of Borrower and the Banks in respect of the Loans and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Credit Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

SECTION 8.  BINDING EFFECT.

         The Credit Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and the Banks and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Credit Documents and any purported assignment or delegation shall be void.

SECTION 9.  CHOICE OF LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

SECTION 10.  COUNTERPART EXECUTION.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

         DATED as of the date first above stated.

                                     SIMULA, INC., an Arizona corporation



                                     By:  /s/ Donald Townsend
                                        ----------------------------------------
                                     Name:    Donald Townsend
                                     Its:     Treasurer


                                     COMPANY

                                     SIMULA SAFETY SYSTEMS, INC., formerly
                                     known as Simula Government Products, Inc., an Arizona corporation



                                     By:  /s/ Donald Townsend
                                        ----------------------------------------
                                     Name:    Donald Townsend
                                     Its:     Assistant Treasurer


                                     SIMULA AUTOMOTIVE SAFETY DEVICES, INC.,
                                     an Arizona corporation, a/k/a ASD-Simula



                                     By:  /s/ Donald Townsend
                                        ----------------------------------------
                                     Name:    Donald Townsend
                                     Its:     Treasurer


                                     SIMULA TRANSPORTATION EQUIPMENT
                                     CORPORATION, an Arizona corporation



                                     By:  /s/ Donald Townsend
                                        ----------------------------------------
                                     Name:    Donald Townsend
                                     Its:     Assistant Treasurer


                                     AIRLINE INTERIORS, INC.,
                                     an Arizona corporation



                                     By:  /s/ Donald Townsend
                                        ----------------------------------------
                                     Name:    Donald Townsend
                                     Its:     Assistant Treasurer

                                     ARTCRAFT INDUSTRIES CORP.,
                                     an Arizona corporation



                                     By:  /s/ Donald Townsend
                                        ----------------------------------------
                                     Name:    Donald Townsend
                                     Its:     Assistant Treasurer


                                     COACH AND CAR EQUIPMENT
                                     CORPORATION,an Arizona corporation



                                     By:  /s/ Donald Townsend
                                        ----------------------------------------
                                     Name:    Donald Townsend
                                     Its:     Assistant Treasurer


                                     VIATECH, INC., a Delaware corporation



                                     By:  /s/ Donald Townsend
                                        ----------------------------------------
                                     Name:    Donald Townsend
                                     Its:     Assistant Treasurer


                                     SIMULA TECHNOLOGIES, INC.,
                                     an Arizona corporation



                                     By:  /s/ Donald Townsend
                                        ----------------------------------------
                                     Name:    Donald Townsend
                                     Its:     Treasurer

                                     SIMULA AUTOMOTIVE SAFETY DEVICES LIMITED, a company organized under the laws of the United Kingdom



                                     By:  /s/ Donald Townsend
                                        ----------------------------------------
                                     Name:    Donald Townsend
                                     Its:     Assistant Treasurer


                                     INTERNATIONAL CENTER FOR SAFETY
                                     EDUCATION, INC., an Arizona corporation



                                     By:  /s/ Donald Townsend
                                        ----------------------------------------
                                     Name:    Donald Townsend
                                     Its:     Treasurer


                                     INTAERO, LTD., an Arizona corporation



                                     By:  /s/ Donald Townsend
                                        ----------------------------------------
                                     Name:    Donald Townsend
                                     Its:     Assistant Treasurer

                                  CO-BORROWERS


                                      BANK ONE, ARIZONA, NA, a national banking association



                                      By:      /s/ Steve Reinhardt
                                        ----------------------------------------
                                      Name:    Steve Reinhardt
                                      Title:   Vice President

                                      ADMINISTRATIVE AGENT

                       CONSENT AND AGREEMENT OF GUARANTORS


         With respect to the Sixth Modification Agreement, dated October 19, 1999 ("Agreement"), between SIMULA, INC., an Arizona corporation (the "Company"), all present and future Subsidiaries of the Company (with the Company, the "Borrower") and BANK ONE, ARIZONA, NA, a national banking association as administrative agent for the Banks (as defined in the Agreement) ("Administrative Agent"), the undersigned (individually and, if more than one, collectively "Guarantor") agrees for the benefit of the Banks as follows:

         1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement, (ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Continuing Guarantees as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Continuing Guarantees, (including, without limitation, any arbitration resolution and any environmental certification and indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Continuing Guarantees and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents."

         2. Guarantor consents to the modification of the Credit Documents and all other matters in the Agreement.

         3. Guarantor fully, finally, and forever releases and discharges the Banks and the Administrative Agent and their successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loans, the Credit Documents, the Guarantor Documents, or the actions or omissions of the Banks and the Administrative Agent in respect of the Loans, the Credit Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.

         4. Guarantor agrees that all references, if any, to the Notes, the Senior Credit Agreement, the Security Documents, and the Credit Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

         5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors. Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Continuing Guarantees and the obligations of Guarantor in the Continuing Guarantees.

         6. Guarantor agrees that the Credit Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantors, are the legal, valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

         7. Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

         8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Lender.

         9. Guarantor agrees that this Consent and Agreement of Guarantors may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantors to physically form one document.

                  DATED as of the date of the Agreement.

                             SIMULA SAFETY SYSTEMS, INC., formerly
                             known as Simula Government Products, Inc., an Arizona corporation



                             By:  /s/ Donald Townsend
                                ------------------------------------------------
                             Name:    Donald Townsend
                             Its:     Assistant Treasurer


                             SIMULA AUTOMOTIVE SAFETY DEVICES,
                             INC., an Arizona corporation, a/k/a ASD-Simula



                             By:  /s/ Donald Townsend
                                ------------------------------------------------
                             Name:    Donald Townsend
                             Its:     Treasurer

                             SIMULA TRANSPORTATION EQUIPMENT
                             CORPORATION, an Arizona corporation



                             By:  /s/ Donald Townsend
                                ------------------------------------------------
                             Name:    Donald Townsend
                             Its:     Assistant Treasurer


                             AIRLINE INTERIORS, INC., an Arizona corporation



                             By:  /s/ Donald Townsend
                                ------------------------------------------------
                             Name:    Donald Townsend
                             Its:     Assistant Treasurer


                             ARTCRAFT INDUSTRIES CORP., an Arizona corporation



                             By:  /s/ Donald Townsend
                                ------------------------------------------------
                             Name:    Donald Townsend
                             Its:     Assistant Treasurer


                             COACH AND CAR EQUIPMENT
                             CORPORATION, an Arizona corporation



                             By:  /s/ Donald Townsend
                                ------------------------------------------------
                             Name:    Donald Townsend
                             Its:     Assistant Treasurer

                             VIATECH, INC., a Delaware corporation



                             By:  /s/ Donald Townsend
                                ------------------------------------------------
                             Name:    Donald Townsend
                             Its:     Assistant Treasurer


                             SIMULA TECHNOLOGIES, INC., an Arizona
                                   corporation



                             By:  /s/ Donald Townsend
                                ------------------------------------------------
                             Name:    Donald Townsend
                             Its:     Treasurer


                             SIMULA AUTOMOTIVE SAFETY DEVICES
                             LIMITED, a company organized under the laws of the United Kingdom



                             By:  /s/ Donald Townsend
                                ------------------------------------------------
                             Name:    Donald Townsend
                             Its:     Assistant Treasurer


                             INTERNATIONAL CENTER FOR SAFETY
                             EDUCATION, INC., an Arizona corporation



                             By:  /s/ Donald Townsend
                                ------------------------------------------------
                             Name:    Donald Townsend
                             Its:     Treasurer

                             INTAERO, LTD., an Arizona corporation



                             By:  /s/ Donald Townsend
                                ------------------------------------------------
                             Name:    Donald Townsend
                             Its:     Assistant Treasurer

                                    GUARANTOR

                              CONSENT OF THE BANKS


Re:      Simula, Inc. and its Subsidiaries

         The undersigned:

         (a) is a Bank named in that Senior Credit Agreement dated November 6, 1998 between Simula, Inc. and its Subsidiaries (the "Borrower"), Bank One, Arizona, NA, a national banking association, as administrative agent for the Banks (the "Administrative Agent"), the Issuing Bank, and the Banks; and

         (b) consents to that Sixth Modification Agreement dated October 19, 1999 entered into between the Borrower and the Administrative Agent.

         BANK ONE, ARIZONA, NA, a national banking association



         By:  /s/ Steve Reinhardt
            -----------------------------------
         Name:  Steve Reinhardt
         Its:   Vice President

                            "Issuing Bank" and "Bank"

                              CONSENT OF THE BANKS


Re:      Simula, Inc. and its Subsidiaries

         The undersigned:

         (a) is a Bank named in that Senior Credit Agreement dated November 6, 1998 between Simula, Inc. and its Subsidiaries (the "Borrower"), Bank One, Arizona, NA, a national banking association, as administrative agent for the Banks (the "Administrative Agent"), the Issuing Bank, and the Banks; and

         (b) consents to that Sixth Modification Agreement dated October 19, 1999 entered into between the Borrower and the Administrative Agent.

                                            IMPERIAL BANK, California banking
                                            corporation, successor by merger to
                                            IMPERIAL BANK ARIZONA, an Arizona
                                            banking corporation



                                            By:   /s/ Kevin Halloran
                                               ---------------------------------
                                            Name:    Kevin Halloran
                                            Its:     Senior Vice President

                                            "Bank"

                                  SCHEDULE 1.1

                 PRO RATA SHARE AND NOTICE ADDRESS OF EACH BANK


                    Pro Rata Share:                                              Bank One       Imperial
                    ---------------                                              --------       --------
                    RLC                                                       $15,640,000      $7,360,000

                    Term A Loan                                                $5,000,000           0

                    Term B Loan                                                $2,500,000           0

Notice Address:

         Bank One:                  See Section 10.4

         Imperial:                  Imperial Bank
                                    400 East Van Buren
                                    Suite 900
                                    Phoenix, Arizona  85004
                                    Attention:  Kevin Halloran
                                    Telecopier:  (602) 261-7881

         With a copy to:            Imperial Bank
                                    9920 South La Cienega Boulevard
                                    Suite 636
                                    Inglewood, California  90301
                                    Attention:  General Counsel
                                    Telecopier:  (310) 417-5695